This Instrument Prepared By:
RUSSELL D. KAPLAN, P.A.
750 S.E. 3rd Avenue, Suite 100
Ft. Lauderdale, Florida 33316

                      MORTGAGE DEED AND SECURITY AGREEMENT

         THIS MORTGAGE is effective August 31, 1999, by JAMES S. LOBEL and DIANE C. HARVEY ("Mortgagor") to QUIKBIZ INTERNET GROUP, INC., a public Nevada corporation authorized to do business in Florida ("Mortgagee"). The terms "Mortgagor" and "Mortgagee" include all parties to this instrument and their heirs, legal representatives, successors and assigns, and the term "Note" means the Mortgage Note or Notes secured by this Mortgage.

         WITNESSETH, that for divers good and valuable consideration and also in consideration of the aggregate sum named in the Note hereinafter described, the Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the Mortgagee in fee simple, all that certain land of which the Mortgagor is now seized and possessed, and in actual possession, situate in Broward County, State of Florida, described as follows:

          THE SOUTH 100 FEET (S. 100.00') OF PARCEL AA@, WOOFERS PLAT, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 97, PAGE 17, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA

         TOGETHER with all buildings and improvements thereon situate or which may hereafter be erected or placed thereon, all and singular the tenements, hereditaments, appurtenances and easements thereunto belonging or in anywise appertaining, the rents, issues and profits thereof, and all heating, ventilating and air conditioning equipment, all plumbing apparatus, fixtures, hot water heaters, water and sprinkler systems and pumps, lighting fixtures, screens, awnings, venetian blinds, built-in equipment, household appliances, and built-in furniture (whether or not affixed to the land or building) all of which shall be deemed to be fixtures and a part of the land and a portion of the security for the indebtedness secured by this Third Mortgage, now or hereafter located in or on the land, including all renewals, replacements and additions thereto.

         TO HAVE AND TO HOLD the same, together with tenements, hereditaments and appurtenances unto the Mortgagee, its successors, and assigns, in fee simple.

         AND the Mortgagor does covenant with the Mortgagee that the Mortgagor is indefeasibly seized of the land in fee simple, that the Mortgagor has full power and lawful right to convey the land in fee simple as aforesaid, that it shall be lawful for the Mortgagee at all times peaceably and quietly to enter


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upon, hold, occupy and enjoy the land, that the land is free from all encumbrances, except as provided herein, that the Mortgagor will take such further action as is necessary to perfect the fee simple title to the land in the Mortgagee as may reasonably be required, and that the Mortgagor does hereby fully warrant the title to the land and will defend the same against the lawful claims of all persons whomsoever. Mortgagee acknowledges that the property is presently encumbered by a First and Second Mortgage.

         PROVIDED ALWAYS that if the Mortgagor shall pay to the Mortgagee, that certain $190,000.00 Note of even date herewith executed by Mortgagor and GALLASPY & LOBEL, INC. as "Makers" in favor of Mortgagee as "Payee" (a copy of which is attached hereto as Exhibit A), and shall perform and comply with every stipulation, provision and condition of the Note and of this Mortgage and shall pay all taxes which may accrue on the land and all costs and expenses which the Mortgagee may incur in collecting the Note in foreclosure of this Mortgage or otherwise, including reasonable attorneys' fees in trial and appellate courts, this Mortgage and the estate created by it shall cease and be null and void.

         And the Mortgagor hereby jointly and severally covenants and agrees to and with the Mortgagee as follows:

         1. To pay all and singular the principal and interest and other sums of money payable by virtue of the Note and this Mortgage, or either, promptly on the days the same become due and payable.

         2. To pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature and kind now on the land, and/or that hereafter may be imposed, suffered, placed, levied or assessed thereupon, and/or that hereafter may be levied or assessed upon this Mortgage and/or the indebtedness secured hereby, each and every, as and when due and payable, and insofar as any thereof is of record the same shall be promptly satisfied and discharged of record and the original official document (e.g., the tax receipt or the satisfaction paper officially endorsed or certified) shall be delivered to the Mortgagee within ten (10) days next after payment. To the extent that Mortgagee shall be liable for the payment of said taxes, assessments, levies, liabilities, obligations and other encumbrances required to be paid under this subsection, and the Mortgagee fails to pay the same, then the failure of the Mortgagor to pay these items shall not constitute a default under this paragraph. The failure of the Mortgagee to pay these sums shall constitute an absolute defense to enforcement of this provision. Mortgagee may at any time pay the same without waiving or affecting the option to foreclose or any right hereunder, and such payments shall be added to the principal balance of the Note.

         3. To pay all and singular the costs, charges and expenses, including attorneys' fees, whether or not suit is brought, reasonably incurred or paid at any time by the Mortgagee, including attorneys' fees in the event of an appeal by either party, because of the failure on the part of the Mortgagor to perform, comply with and abide by each and every of the stipulations, agreements, conditions and covenants of the Note and this Mortgage, or either.

         4. To keep the buildings now or hereafter situate on the land and all personal property located thereon continuously insured against loss by fire and such other hazards as may from time to time be requested by the Mortgagee for a sum not less than the highest insurable value, in a company or companies to be


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approved by and acceptable to the Mortgagee. All insurance policies shall contain the standard mortgagee clause making the loss under said policies payable, without contribution, to the Mortgagee as its interest may appear, and a copy of each and every such policy shall be promptly delivered to and held by the Mortgagee, together with a certificate of insurance as to the existence of such policy. Not less than ten (10) days in advance of the expiration of each policy, the Mortgagor shall deliver to the Mortgagee a renewal thereof, together with a receipt for the premium for such renewal, and no such policy may be terminated without ten (10) days prior written notice to the Mortgagee. In the event that the Mortgagor fails to obtain and pay for the insurance policy or policies required hereunder, the Mortgagee may place and pay for such insurance or any part thereof without waiving or affecting the option to foreclose or any right hereunder. In the event any sum of money becomes payable under such policy or policies, the Mortgagee shall have the option to receive and apply the same on account of the indebtedness hereby secured or to permit the Mortgagor to receive and use it or any part thereof for other purposes, without thereby waiving or impairing any equity, lien or right under or by virtue of this Mortgage. All payments so made by the Mortgagee shall be added to the principal balance of the Note, shall be due and payable with interest at the maximum rate permitted by law and shall be secured by the lien of this Mortgage. In the event that Mortgagee shall be liable for the payment of the obligations set forth in this paragraph under the terms of this or any other written agreement between the parties hereto, and said Mortgagee does not pay these obligations when required to do so, then the failure of the Mortgagor to pay these items shall not constitute a default under this paragraph.

         5. To keep the Land, buildings and improvements now or hereafter situate thereon in good order and repair. and to permit, commit or suffer no waste, impairment or deterioration of the land or any part thereof. If the Mortgagor permits said waste, impairment or deterioration, the Mortgagee is authorized to make such repairs that it deems necessary so as to protect the security in the land and buildings and improvements thereon, and the full amount of each and every such payment shall be added to the principal balance of the Note, shall be due and payable with interest at the maximum rate permitted by law, together with any expenses incurred by the Mortgagee, and the total amount of such payments and expenses shall be secured by the lien of this Mortgage. That in the event that such waste, impairment, and deterioration of the land is the result of the Mortgagee=s wrongful acts while in possession of the premises, then the Mortgagor will have the right of Aoffset@ against the Mortgagee for such damage sustained to the property.

         6. To perform, comply with, and abide by each and every the stipulations, agreements, conditions and covenants in the Note and in this Mortgage.

         7. To comply, as far as they affect the land, with all statutes, laws, ordinances, decrees and orders of the United States, the State of Florida and any political subdivision thereof.

        8. If the Mortgagor shall fail to promptly discharge any obligation or covenant as provided herein, the Mortgagee shall have the option, but no obligation, to perform on behalf of the Mortgagor any act to be performed by Mortgagor in discharging such obligation or covenant, and any amount which Mortgagee may expend in performing such act, or in connection therewith. with interest thereon at the maximum legal rate and together with all expenses, including reasonable attorneys' fees, whether or not suit is brought, including in the event of appeal by either party, incurred by Mortgagee shall be added to


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the principal balance of the Note, shall be immediately payable by Mortgagor, shall be secured by this Mortgage and Mortgagee shall be subrogated to any rights, equities and liens so discharged.

         9. Mortgagor hereby pledges, assigns and transfers to the Mortgagee all rents, leases and profits from the property encumbered hereby as additional security for the payment of this Mortgage and the Note. Mortgagor hereby covenants and promises to collect said rents, leases and profits and to apply them to the payments due hereunder as they become due. Permission is hereby given to the Mortgagor so long as no default has occurred hereunder, to collect, receive, and use such benefits from the property as they become due and payable, but not in advance thereof.

         10. The Mortgagor agrees to keep all superior mortgages current and in good standing. In the event any mortgage payment under a mortgage superior to this Mortgage is delinquent, in arrears or otherwise in default, the Mortgagee may, at its option, make all superior mortgage payments and/or cure the default and whether or not it makes such payments or cures such defaults may immediately declare due the unpaid principal balance of the Note and this Mortgage to be payable on demand. Any payments made by the Mortgagee under this paragraph shall be added to the principal balance of the Note, shall bear interest at the Note rate and shall be secured by the lien of this Mortgage.

         11. If any mortgage superior to this Mortgage is increased or amended, or any additional or future advances are made thereunder, then this Mortgage and the indebtedness which it secures shall be immediately due and payable.

        12. If the principal of or interest on the Note or any part of the indebtedness secured by this Mortgage or interest thereon is not paid when due, or if default be made in the full and prompt performance of any covenant or agreement herein contained, or if any proceeding be instituted to abate any nuisance on the land, or if any proceeding be instituted which might result to the detriment of the use and enjoyment of the land or upon the rendering by any court of a decision that any undertaking by the Mortgagor as herein provided to pay any tax, assessment, levy. liability, obligation or encumbrance is legally inoperative or cannot be enforced, or in the event of the passage of any law changing in any way or respect the laws now in force for the taxation of mortgages or debts secured thereby for any purpose, or the manner of collection of any such tax so as to affect this Mortgage or the debt secured hereby, or if the Mortgagor files a petition in bankruptcy, or is adjudicated a bankrupt or files any petition or institutes any proceedings under the National Bankruptcy Act, or any comparable proceeding under the laws of any state, governing debtor-creditor relations, then on the happening of any one or more of these events, this conveyance shall become absolute and the whole indebtedness secured hereby shall immediately become due and payable. Thereupon, at the option of the Mortgagee, this Mortgage may be foreclosed for the whole of said money, interest and costs, or Mortgagee may foreclose only as to the sum past due, without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the land shall be sold subject to all remaining items of indebtedness, and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due.

         13. At a later date and provided Mortgagee is not obligated to pay for insurance upon the property by virtue of another written agreement, the Mortgagee may require that the Mortgagor will pay to the Mortgagee on the first day of each month throughout the existence of this Mortgage, a sum equal to the


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premiums next payable on or for policies of fire and other hazard insurance thereon, less any sums already paid the Mortgagee with respect thereto, divided by the number of months to elapse one month prior to the date when such taxes, assessments and premiums become due and payable, such sums to be held by Mortgagee, without interest, to pay such items. If at any time the estimated sum is insufficient to pay an item when due, the Mortgagor shall forthwith upon demand pay the deficiency to the Mortgagee. The arrangement provided for in this paragraph is solely for the added protection of the Mortgagee and entails no responsibility on the Mortgagee's part beyond the allowing of due credit, without interest, for sums actually received by it. Upon the occurrence of a default under this Mortgage, the Mortgagee may apply all or any part of the accumulated funds then held upon any obligation secured hereby. Upon assignment of this Mortgage, any funds on hand shall be turned over to the assignee and any responsibility of the assignor with respect thereto shall terminate.

         14. In the event of a default or the happening of any event which would enable the Mortgagee to declare the whole indebtedness secured hereby immediately due and payable, the Mortgagee shall be entitled to the appointment of a receiver of all the rents, issues and profits, regardless of the value of the land and the solvency or insolvency of the Mortgagor and other persons liable to pay said indebtedness, if any.

         15. The words "Mortgagor" and "Mortgagee" when used herein shall include the singular and plural number and masculine, feminine or neuter gender, as the case may be. Each and all of the terms and provisions hereof shall extend to and be a part of any renewal or extension of this Mortgage.

         16. This Mortgage and the Note shall be construed according to the laws of the State of Florida.

        17. To the extent that the land, or any part thereof, shall be deemed to be personal property, this Mortgage shall serve as a "Security Agreement" within the meaning of the Uniform Commercial Code as adopted in the State of Florida. Mortgagor hereby grants to Mortgagee a security interest in and to all of those portions of the land and the improvements which may ultimately be held to be personal property. With respect to such personal property, Mortgagee shall have all rights afforded secured parties by the Uniform Commercial Code, as adopted in the State of Florida, and as may hereafter be modified or amended, in addition to, but not in limitation of, the other rights afforded the Mortgagee hereunder. Mortgagor agrees to make, execute and deliver to the Mortgagee, in form satisfactory to the Mortgagee, such financing statements and further assurances as Mortgagee may from time to time consider reasonably necessary to create, protect and preserve the Mortgagee's security interest.

         18. It is the intention of the parties to comply strictly with all applicable usury laws and, accordingly, in no event shall the Mortgagee be entitled to receive, collect, or apply as interest, any interest, fees, charges or other payments equivalent to interest in excess of the maximum amount which may be charged from time to time under applicable law. In the event the Mortgagee ever receives, collects, or applies as interest any such excess, such amount which would constitute excessive interest shall be applied to the reduction of the principal amount of the indebtedness evidenced and secured hereby, and if the principal amount of the indebtedness evidenced hereby and all interest thereon is paid in full, any remaining excess shall forthwith be paid to the Mortgagor or other party lawfully entitled thereto. In determining


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whether or not the interest paid or payable, under any specific contingency, exceeds the maximum which may be lawfully charged, the parties shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as expense, fee or other premium rather than as interest. Any provision hereof or of any other agreement between the parties hereto that operates to bind, obligate, or compel the Mortgagor to pay interest in excess of such maximum rate, shall be construed to require the payment of the maximum rate only.

         IN WITNESS WHEREOF, the said Mortgagor has hereunto set his hand and seal the day and year first above written.

Signed, sealed and delivered in the presence of us:


 /s/ Andrew D. Smith                              /s/ James S. Lobel
_________________________________            By: ______________________________
Print Name Andrew D. Smith                   JAMES S. LOBEL
                                             __________________________________
/s/ Eric J. Aurelius                         __________________________________
_________________________________
Print Name Eric J. Aurelius


/s/ Andrew D. Smith                               /s/ Diane C. Harvey
_________________________________            By: ______________________________
Print Name Andrew D. Smith                   DIANE C. HARVEY
                                             __________________________________
/s/ Eric J. Aurelius                         __________________________________
_________________________________
Print Name Eric J. Arelius


STATE OF FLORIDA  )

COUNTY OF BROWARD )

         I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared, JAMES S. LOBEL, and DIANE C. HARVEY, to me known to be the persons described herein, who presented _______________________, ___________________________, respectively, as identification, and who executed the foregoing instrument and acknowledged before me that they executed the same.

         WITNESS my hand and seal in the County and State last aforesaid this 31st day of August, 1999.

                                /s/ Rossel D. Kaplan
                               ______________________________________
                               Print Name: Rossel D. Kaplan  Notary Public
                               My Commission Expires:


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